Basis of presentation	12 Months Ended
Dec. 31, 2012
Organization, Consolidation and Presentation Of Financial Statements [Abstract]
Basis of Accounting [Text Block]
1.	Basis of presentation:

These financial statements have been prepared on a going concern basis, which assume that the Company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of operations.

The Company has not realized a sufficient level of sales of its product and services in recent years to support its operations and has incurred significant losses from operations and used significant amounts of cash in operating activities during 2012 and 2011. Management has forecasted that the Company’s current levels of cash and cash equivalents will likely not be sufficient to fund operating activities and other commitments for more than the next 12 months without obtaining additional financing. The Company is considering pursuing additional financing and other strategic alternatives. There can be no assurance that financing will be available as necessary, or if financing is available, that it will be available on terms acceptable to the Company. As a result of the foregoing, there is a substantial doubt as to whether the Company will be able to continue as a going concern and realize its assets and pay its liabilities as they become due.

These consolidated financial statements do not reflect the adjustments that would be necessary should the Company be unable to continue as a going concern and therefore be required to realize its assets and settle its liabilities and commitments in other than the normal course of business and at amounts different from those in the accompanying consolidated financial statements. Such adjustments could be material.